UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): June 5, 2025

CVR PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35120	56-2677689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	UAN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2025, the Board of Directors (the “Board”) of the general partner of CVR Partners, LP (the “Partnership”) approved, subject to unitholder approval, the CVR Partners, LP 2025 Long-Term Incentive Plan (the “2025 Plan”). As described below, the unitholders approved the 2025 Plan at the Partnership’s Special Meeting of Unitholders (the “Special Meeting”) held on June 5, 2025.

Pursuant to the 2025 Plan, the Partnership may grant options, unit appreciation rights, distribution equivalent rights, restricted units, phantom units or other unit-based awards (collectively, “Awards”) to eligible participants. The 2025 Plan has a term of ten (10) years from the date of approval by the Partnership’s unitholders, unless earlier terminated in accordance with its terms. Subject to adjustment as provided in the 2025 Plan, the maximum number of units that may be issued pursuant to the 2025 Plan is 550,000. The 2025 Plan includes the following key provisions: (i) Awards granted under the 2025 Plan (other than cash-based awards) will generally vest no earlier than the first anniversary of the date of the grant for such award (subject to customary exceptions); (ii) options and unit appreciation rights many not be granted with exercise prices lower than the fair market value of the underlying units on the date of the grant; (iii) prohibits repricing of options and unit appreciation rights in exchange for cash, other awards, or options or unit appreciation rights with an exercise price that is less than the exercise price of the original options or unit appreciation rights, unless approved by the Partnership’s unitholders as required by applicable law; (iv) has no “evergreen” or automatic replenishment provision pursuant to which the units authorized for issuance under the 2025 Plan are automatically replenished; (v) does not provide automatic grants to any participant; (vi) expressly prohibits the payment of distributions and distribution equivalents with respect to any awards of options and unit appreciation rights and requires that any distributions or distribution equivalents paid in connection with other Awards will be subject to the satisfaction of vesting and any other restrictions applicable to the underlying Awards; and (vii) provides that units surrendered or withheld to pay either the exercise price of an Award or to withhold taxes in respect of an Award do not become available for issuance in the future. The 2025 Plan is described in the section entitled “Proposal 1 – Approve the CVR Partners, LP Long-Term Incentive Plan” of the Partnership’s Definitive Proxy Statement on Schedule 14A which was filed with the United States Securities and Exchange Commission on April 22, 2025 (the “Proxy Statement”), and which is incorporated by reference herein. The foregoing description of the 2025 Plan is qualified in its entirety by reference to the full text of the 2025 Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On April 21, 2025, in connection with the approval of the 2025 Plan, the Board also approved, subject to unitholder approval of the 2025 Plan, the following new forms of awards for grants under the 2025 Plan: (i) CVR Partners, LP 2025 Long-Term Incentive Plan Employee Phantom Unit Agreement - Executive and (ii) CVR Partners, LP 2025 Long-Term Incentive Plan Employee Phantom Unit Agreement (collectively, the “Award Agreements”). The foregoing description of the Award Agreements is qualified in its entirety by reference to the full text of the Award Agreements, which are attached hereto as Exhibit 10.2 and 10.3 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 5, 2025, the Partnership held the Special Meeting. The unitholders of the Partnership as of the close of business on April 8, 2025, the record date for the Special Meeting, voted on three proposals, consisting of (1) the approval of the 2025 Plan; (2) the ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as the independent registered public accounting firm for the Partnership for the 2025 fiscal year; and (3) the approval of the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes to approve the 2025 Plan. For more information regarding the foregoing proposals, refer to the Partnership’s Proxy Statement.

At the Special Meeting, the unitholders (1) approved the 2025 Plan; and (2) ratified Grant Thornton as the independent registered public accounting firm for the Partnership for the 2025 fiscal year. Although the proposal would have received sufficient votes to be approved, no motion was made on the proposal to approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes to approve the 2025 Plan, because the adjournment or postponement of the Special Meeting was determined to not be necessary or appropriate. The voting results for each of the proposals for which a motion was made are summarized below.

Proposal 1 - Approval of the 2025 Plan

The unitholders approved the 2025 Plan by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
5,205,715	247,665	51,490	2,943,529

Proposal 2 - Auditor Ratification

The unitholders ratified the appointment of Grant Thornton as the independent registered public accounting firm for the Partnership for the 2025 fiscal year by the following vote:

Votes For	Votes Against	Votes Abstain
8,345,401	87,447	15,551

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

10.1**	CVR Partners, LP 2025 Long-Term Incentive Plan, effective June 5, 2025 (incorporated by reference to Appendix A to the Partnership’s Proxy Statement filed on April 22, 2025).
10.2*	CVR Partners, LP 2025 Long-Term Incentive Plan Employee Phantom Unit Agreement - Executive.
10.3*	CVR Partners, LP 2025 Long-Term Incentive Plan Employee Phantom Unit Agreement.
104*	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*    Filed herewith.
**    Previously filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2025

CVR Partners, LP
By: CVR GP, LLC, its general partner

By:	/s/ Dane J. Neumann
Dane J. Neumann
Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary